Future accounting developments	9 Months Ended
Jul. 31, 2020
Text Block [Abstract]
Future accounting developments
5.	Future accounting developments
There are no significant updates to the future accounting developments disclosed in Note 5 of the Bank’s audited consolidated financial statements in the 2019 Annual Report, other than the following:
IFRS 17 – Insurance Contracts
On June 25, 2020, the IASB issued amendments to IFRS 17 Insurance Contracts. The issued amendments are designed to make it easier for companies to explain their financial performance, reduce costs due to simplification of some requirements in the Standard and ease transition by deferring the effective date of the standard by two years. The standard will be effective as of November 1, 2023 for the Bank.